Cira Centre 2929 Arch Street Philadelphia, PA 19104 +1 215 994 4000 Main +1 215 994 2222 Fax www.dechert.com RALPH R. MAZZEO ralph.mazzeo@dechert.com +1 215 994 2417 Direct

October 17, 2017

VIA EDGAR

Securities and Exchange Commission
Office of Filings and Information Services
Washington, DC 20549

Re:	GNMAG Asset Backed Securitizations, LLC (“Registrant”) Form SF-3 Shelf Registration Statement (the “Registration Statement”)

Ladies and Gentleman:

Enclosed for filing pursuant to Rule 415(a)(1)(vii) under the Securities Act of 1933, as amended (“1933 Act”), is the Registrant’s Registration Statement on Form SF-3 (the “Registration Statement”) relating to Registrant’s proposed platform for offering certificates backed by Ginnie Mae securities. The Registrant is indirectly owned by Thompson Hunt & Associates, LTD (“Thompson Hunt”). In 2009, Thompson Hunt entered into a joint venture to form Commerce Street Pantheon Asset Securitizations LLC (“Commerce Street”). In 2009, Commerce Street had filed a registration statement on Form S-3 (Registration No. 333-157976), which became effective on August 28, 2009, that related to a substantially identical platform for the offering of certificates backed by Ginnie Mae securities. Due to the unfavorable market environment following the financial crisis of 2008, Commerce Street was unable to offer any securities off of its shelf registration statement. The enclosed Registration Statement is an updated version of the Commerce Street registration statement, and is substantially the same but for those changes required by current filing requirements and other changes to the regulatory environment since 2009. As a result, we respectfully request an expedited or limited review of the Registration Statement.

No fees are required in connection with this filing.

Please address any questions or comments concerning the attached to the undersigned at (215) 994-2417. Thank you in advance for your attention to this matter.

Sincerely,

/s/ Ralph R. Mazzeo